UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                     Date of Report --- February 22, 2005
                       (Date of earliest event reported)

                      CHIQUITA BRANDS INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


             NEW JERSEY                 1-1550              04-1923360
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  (State or other jurisdiction of      (Commission         (IRS Employer
           incorporation)              File Number)        Identification No.)


                250 East Fifth Street
                  Cincinnati, Ohio                                45202
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        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (513) 784-8000
                                                    --------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On February 22, 2005, Chiquita Brands International, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Performance Food Group Company to purchase its "Fresh Express" fresh-cut salad and fresh fruit business for $855 million in cash, subject to certain adjustments which are set forth in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and conditions to closing, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of financing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed with this report as Exhibit 2.1 and incorporated herein by reference.

Commitment Letter

The Company has entered into a commitment letter (the "Commitment Letter"), pursuant to which the financial institutions which are parties thereto (collectively, the "Lenders") have agreed to provide up to an aggregate of $925 million in financing upon the terms and conditions described in the Summary of Certain Terms and Conditions (the "Term Sheet") attached as an exhibit to the Commitment Letter.

The foregoing description of the Commitment Letter and Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter and Term Sheet, which are filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01, the Company has received the Commitment Letter from the Lenders to provide up to $925 million in financing. A copy of the commitment letter is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

2.1 Stock Purchase Agreement, dated February 22, 2005, by and between Chiquita Brands International, Inc. and Performance Food Group Company.

10.1    Commitment Letter dated February 22, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 23, 2005

                                       CHIQUITA BRANDS INTERNATIONAL, INC.


                                       By: /s/ Robert W. Olson
                                           ----------------------------------
                                           Name:  Robert W. Olson
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary